SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Georgia, on the 16th day of November, 1999.


                                     SYNOVUS FINANCIAL CORP.
                                     (Registrant)

                                     By:/s/James H. Blanchard
                                        -------------------------
                                        James H. Blanchard,
                                        Chairman of the Board and
                                        Principal Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Richard E. Anthony, and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/William B. Turner                               Date: November 16, 1999
--------------------------------
William B. Turner,
Director and Chairman of
the Executive Committee


/s/James H. Blanchard                              Date: November 16, 1999
--------------------------------
James H. Blanchard,
Chairman of the Board and
Principal Executive Officer


/s/James D. Yancey                                 Date: November 16, 1999
--------------------------------
James D. Yancey,
President and Director


/s/Richard E. Anthony                              Date: November 16, 1999
--------------------------------
Richard E. Anthony,
Vice Chairman of the Board


/s/Walter M. Deriso, Jr.                           Date: November 16, 1999
-------------------------------
Walter M. Deriso, Jr.,
Vice Chairman of the Board


/s/Thomas J. Prescott                              Date: November 16, 1999
--------------------------------
Thomas J. Prescott,
Executive Vice President, Treasurer,
Principal Accounting and Financial Officer


--------------------------------                   Date: _______________
Joe E. Beverly,
Director


/s/Richard Y. Bradley                              Date: November 16, 1999
--------------------------------
Richard Y. Bradley,
Director


--------------------------------                   Date: _______________
C. Edward Floyd,
Director


/s/Gardiner W. Garrard, Jr.                        Date: November 16, 1999
--------------------------------
Gardiner W. Garrard, Jr.,
Director


--------------------------------                   Date: _______________
V. Nathaniel Hansford,
Director


/s/John P. Illges, III                             Date: November 16, 1999
--------------------------------
John P. Illges, III,
Director


/s/Mason H. Lampton                                Date: November 16, 1999
--------------------------------
Mason H. Lampton,
Director


--------------------------------                   Date: _______________
Elizabeth C. Ogie,
Director


/s/H. Lynn Page                                    Date: November 16, 1999
--------------------------------
H. Lynn Page,
Director


--------------------------------                   Date: _______________
Robert V. Royall, Jr.,
Director


--------------------------------                   Date: _______________
Melvin T. Stith,
Director

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